SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 17, 2002


             Credit Suisse First Boston Mortgage Securities Corp.
                           CSFB ABS Trust 2002-HE16


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

           Delaware                      333-77054            13-3320910
-------------------------------        ------------       ------------------
(State or Other Jurisdiction of        (Commission        (I.R.S. Employer
        Incorporation)                 File Number)       Identification No.)


                             Eleven Madison Avenue
                           New York, New York 10010
              -------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

    Registrant's telephone number, including area code (212) 325-2000
                                                       ----- --------


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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Securities Corp. CSFB ABS Trust 2002-HE16.

     In connection with the offering of the Credit Suisse First Boston Mortgage Securities Corp., CSFB ABS Trust 2002-HE16, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 hereto are filed on Form SE dated May 17, 2002.











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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials filed on Form SE dated May 17, 2002.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREDIT SUISSE FIRST BOSTON
                                            MORTGAGE SECURITIES CORP.


                                            By: /s/ Sharon Joseph
                                                -------------------------
                                                Name: Sharon Joseph
                                                Title: Vice President



Dated: May 17, 2002




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Exhibit Index


Exhibit                                                         Page

99.1         Computational Materials filed on
             Form SE dated May 17, 2002.                         6